                                                                    EXHIBIT 24.1


                       FIRST FORTIS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY



Know all men by these present, that the undersigned directors and officers of First Fortis Life Insurance Company, a New York corporation, hereby constitute and appoint Robert B. Pollock, Larry M. Cains, Katherine Greenzang and Douglas
R. Lowe, and each of them, the individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10K for the fiscal year ended December 31, 2003, to be filed by First Fortis Life Insurance Company, required by the Securities and Exchange Act of 1934, or any amendment to such report, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents or any of them, or the substitutes, may lawfully do or cause to be done by virtue hereof.


         Signature                                        Title
         ---------                                        -----

/s/ Robert B. Pollock               President and Chief Executive Officer and Chairman
---------------------------------   of the Board (Principal Executive Officer)
Robert B. Pollock



/s/ Terry J. Kryshak                 Sr. Vice President and Chief Administrative Officer
---------------------------------    and Director
Terry J. Kryshak



/s/ Larry M. Cains                  Treasurer and Director
--------------------------------    (Principal Financial Officer)
Larry M. Cains



/s/ Barbara R. Hege                 Chief Financial Officer and Director
--------------------------------
Barbara R. Hege

                                                                    EXHIBIT 24.1

First Fortis Life Insurance Company
Power of Attorney
Page Two



/s/ Allen R. Freedman               Director
--------------------------------
Allen R. Freedman




/s/ Clarence E. Galson              Director
--------------------------------
Clarence E. Galston




/s/ Dale Edward Gardner             Director
--------------------------------
Dale Edward Gardner




/s/ Kenneth Warwick Nelson          Director
--------------------------------
Kenneth Warwick Nelson




/s/ Esther L. Nelson                Director
--------------------------------
Esther L. Nelson